EXHIBIT 25.1



                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/ALBERT R. GAMPER, JR.
                              Albert R. Gamper, Jr.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/MICHIO MURATO
                              Michio Murata

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/KEIJI TORII
                              Keiji Torii

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/HISAO KOBAYASHI
                              Hisao Kobayashi

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/TOSHIJI TOKIWA
                              Toshiji Tokiwa

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/TOMOAKI TANAKA
                              Tomoaki Tanaka

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/JOSEPH A. POLLICINO
                              Joseph A. Pollicino

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/PAUL N. ROTH
                              Paul N. Roth

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/PETER J. TOBIN
                              Peter J. Tobin

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of debt securities under said Act of $4,000,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of $4,000,000,000 (all in United States dollars or an equivalent amount in another currency or composite currency), hereby constitutes and appoints ALBERT R. GAMPER, JR., WILLIAM BARONOFF, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereof, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of February, 1994.



                              /s/WILLIAM H. TURNER
                              William H. Turner